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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statement (No. 333-157431) on Form S-8 of Universal Detection Technology of our report dated April 14, 2009 relating to our audit of the consolidated financial statements, which appears in this Annual Report on Form 10-K of Universal Detection Technology for the year ended December 31, 2008.




Kabani & Company, Inc.
Los Angeles, California

April 15, 2009